

Overview
September 2019

gevo

Patrick Gruber, CEO

FORWARD LOOKING STATEMENTS

Any statements in this presentation about our future expectations, plans, outlook and prospects, and other statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may" and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to: the success of our sales and production efforts in support of the commercialization of our products; our growth plans and strategies; our technologies; the sizes of markets for our products; the benefits and characteristics of our products; letters of intent or LOIs relating to potential sources of capital; our ability to raise funds to continue operations or fund growth projects; our projected revenues or sales; our ability to become profitable; laws and regulations supporting or providing economic advantages to low-carbon products; the potential that adverse changes could be made to laws and regulations supporting or providing economic advantages to low-carbon products; and other factors discussed in the "Risk Factors" of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in other filings that we periodically make with the SEC. In addition, the forward-looking statements included in this investor presentation represent our views as of the date of this investor presentation. Important factors could cause our actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this investor presentation.

FOCUS: VERY LOW CARBON FUELS (AND CHEMICALS) THAT CAN MAKE MONEY

Raw Materials


Now
Enabled

Most carbohydrate-based raw material can work

Target Markets/Products

Jet Fuel



Gasoline (Isooctane)



Oxygenated Blendstocks for Gasoline (Ethanol and Isobutanol)



- Production technologies work
- Products work
- Markets are developing
- We are selling products
- We still need to achieve economies of scale

ENORMOUS MARKET POTENTIAL

Mainstream markets of billions of $

Isobutanol (IBA)
IBA-derived "Drop in" Hydrocarbons


gevo
Jet: 100B gallons
Via renewable Jet Fuel
Solvents: 1.2B
PX: 17.5B gallons
Via renewable pXylene
Butenes: 2.1B
Via renewable Butylene
Off-Road Gasoline Blendstock: 1.8B gallons
On-Road Gasoline Blendstock: 41.2B gallons
Renewable Gasoline (Isooctane): 320B gallons
Via renewable Isooctane

Products work, and have potential to make money.

IT'S A NEW PARADIGM



WE CAN NOW GO AFTER THE WHOLE GALLON
WORKS WITH ALL ENGINES OF ALL TYPES
COMPATIBLE WITH ALL INFRASTRUCTURE
HIGH PERFORMANCE
REDUCES POLLUTION
MANY BIO-BASED PRODUCTS JUST DON'T FIT

SUMMARY

Business Overview
- Headquarters: Englewood, CO
- Founded: 2005
- Employees: ~50 (20 in Colorado, 30 in Minnesota) + 20 Contractors
- Proprietary technology position (patents and know-how) for the production of isobutanol and hydrocarbon fuels and chemicals
- **Technologies proven to work**
- **Produces: Ethanol, IBA, Jet Fuel, Isooctane, Feed, Corn Oil**

Facility Overview
- Corporate Headquarters (Englewood, CO) – Offices and Labs
- Alcohol Production Facility (Luverne, MN) – 20MGPY Ethanol, 1.5 MGPY IBA. Potential for low carbon credits. Potential to build out IBA to 14-18 MGPY leveraging already install capex
- Jet and Isooctane Biorefinery* (Silsbee, TX) – Demo/specialty commercial facility that transforms isobutanol to jet fuel, isooctane and para-xylene (PX). 100 KGPY of capacity



Luverne, MN Facility



Silsbee, TX Facility

End Markets Served
- Renewable jet fuel
- Renewable gasoline (isooctane)
- Specialty gasoline blendstocks
  - "Ethanol (ETOH) free" high octane gasoline
    - Marine / Off-road blendstock
    - On-road use for high performance, racing and classic cars
  - Low carbon ethanol
- Animal Feed, protein, and corn oil
- Specialty chemicals and solvents

Customers, Partnerships, and Agreements

Lufthansa, Haltermann Carless, U.S. Air Force, U.S. Army, Buc-ee's, praj, ASIC, Total, Coca-Cola, Gulf, BCD, air bp, FedEx, Alaska Airlines, Kinder Morgan, U.S. Navy, Virgin australia, Toray

OTHER RELEVANT INFORMATION

- Cash
  - $29 Million (6/30/2019):
- Debt
  - 2020 Notes (Whitebox): $13.9 million principal (8/21/2019):
- Common Shares
  - ≈ 13.4 million (8/21/2019):
- Warrants
  - 54,989 Warrants outstanding @ avg of $44/share (8/21/2019):
- Current Analysts
  - Amit Dyal, HC Wainwright
- Management and Insider holdings
  - 10.8% of stock (8/21/19)

MARKET DRIVERS



WE ALL HAVE A PROBLEM



GHG's
Pollution





A NEW WORLD RECORD EVERY YEAR

- Latest CO_2 reading May 11, 2019
- Carbon dioxide levels at 800,000-year high


Ice-core data before 1958. Mauna Loa data after 1958.
CO2 Concentration (ppm)
400
350
300
250
1750
1800
1850
1900
1950
2000


Carbon dioxide measurements taken at varying intervals from an Antarctic ice core:
500
400
300
200
100
0
415 ppm
191 ppm
Emergence of homo sapiens
800,000 years ago
400,000 years ago
0 Today

THE PROBLEM:
FOSSIL CARBON IN THE ATMOSPHERE INCREASING



LAND USE CHANGE
3.5 GT
NATURAL GAS,
ELECTRICITY &
TRANSPORTATION FUELS
34.0 GT
LAND SINK
11.5 GT
OCEAN SINK
9.7 GT
gevo
NATURAL GAS
OIL

Sources of Greenhouse Gas Emissions in 2017



Agriculture
9%
Commercial &
Residential
12%
Transportation
29%
Industry
22%
Electricity
28%

Global Greenhouse Gas Emissions by Economic Sector



Other
Energy
10%
Electricity and
Heat Production
25%
Industry
21%
Transportation
14%
Buildings
6%
Agriculture, Forestry
and Other Land Use
24%

Source: IPCC (2014); based on global emissions from 2010. Details about the sources included in these estimates can be found in the Contribution of Working Group III to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change

Data: CDIAC/NOAA-ESRL/GCP Carbon Budget / GT=Giga tons / Increase of 16GT from 2006 to 2015

WHAT CAN WE DO?



gevo
LAND USE CHANGE
3.5 GT
REDUCE
NATURAL GAS,
ELECTRICITY &
TRANSPORTATION FUELS
34.0 GT
REDUCE
AND ELIMINATE
LAND SINK
11.5 GT
INCREASE
OCEAN SINK
9.7 GT
DECREASE
REDUCE
NATURAL GAS
OIL

- Eliminate burning of fossil based carbon in production of electricity and transportation fuels
- Use forestry and agriculture to capture carbon in the soil, plants, and trees

Data: CDIAC/NOAA-ESRL/GCP Carbon Budget / GT=Giga tons

RECENT HEADLINES – CLIMATE CHANGE

Medical groups call climate change a 'health emergency' – Fox News

Further inaction on climate change is simply not an option - Financial Times

A Heat Wave Tests Europe's Defenses. Expect More. – New York Times

Rising sea levels could swamp major cities and displace almost 200 million people, scientists say - NBC News

We have too many fossil-fuel power plants to meet climate goals -National Geographic

'Extraordinary': Almost 1/4 of West Antarctic ice is now 'unstable' – USA TODAY

CO_2 emissions are on track to take us beyond 1.5 degrees of global warming -Science News

Climate changes Faster than Animals Can Adapt – Science News

A Warming Arctic Produces weather Extremes Phys.org

Thousands of Seagulls are starving in the Behring Sea – Scientists see Evidence of Climate Change – The Washington Post

RECENT HEADLINES – PEOPLE TAKING ACTION

Students around the world skip school to protest and demand action on climate change – the Washington Post

JULIANA v. UNITED STATES
Youth Climate Lawsuit

Swedes are switching from planes to trains
–NBC News

CLIMATE STIKE: SCHOOL STUDENTS AROUND THE WORLD PROTEST - CNN

Action now': the farmers standing up against 'wilful ignorance' on climate
-The Guardian

The Youth Climate Movement Is Just Getting Started. - the

Greta Thunberg Schooled World Leaders Again and Called On Everyone to Climate Strike at R20 Summit – Teen Vogue

RECENT HEADLINES – HEALTH IMPACTS

Toxic Air To Blame For Lung Cancer; No Longer Just A Smoker's Disease – The Business Standard

AIR POLLUTION LEADING CAUSE OF CANCER – Scientific American

Exposure to larger air particles linked to increased risk of asthma in children

Johns Hopkins Medicine

Car Pollution Linked To Childhood Cancers – TIME

Climate change is a 'health emergency,' 74 medical and public health groups warn

–NBC NEWS

Climate Change Is a Public Health Emergency, Medical Groups Warn -Medscape Mag

THE MOTHER WHO WANTS TO PUT AIR POLLUTION ON DAUGHTER'S DEATH CERTIFICATE.

- New York Times

Climate change is seriously threatening human health – CNN

Air pollution particles found in mothers' placentas – The Guardian

RECENT HEADLINES – WHO IS ACCOUNTABLE?

EXXON, CHEVRON TO FACE CLIMATE CHANGE PRESSURE FROM INVESTORS – Bloomberg

Dirty lies: how the car industry hid the truth about diesel emissions –The Guardian

BP Investors Back Climate Change Proposal Amid Activist Pressure – Bloomberg

Aramco Emerges Ahead of Apple as World's Most Profitable Company - WSJ

Aviation's dirty secret: Airplane contrails are a surprisingly potent cause of global warming – Science Magazine

Senators File Brief in Ninth Circuit Case to Hold Big Oil Responsible for Climate Change – State of Massachusetts

WHO IS RESPONSIBLE?


GHG's
Pollution
Consumers
Consumer Product/
Service Companies
Refiners, Producers
Oil Companies

WE ARE GOING AFTER THE "WHOLE GALLON"


FOSSIL BASED
1ST GENERATION BIO-BASED
GEVO - 2ND GENERATION BIO-BASED

- Huge potential to change the game, possibly even negative carbon emission
- Compliment electrification of the transportation sector (not all regions can be easily electrified)
- Doesn't require change of transportation engines (autos or jet), or fuel infrastructure

REPLACE THE **CARBON SOURCE** AND **ENERGY SOURCE** TO ELIMINATE GHG'S FROM FUELS



Carbon Source
Process Energy
Fossil
FOSSIL
Fuel
Increased
CO_2
CO_2
Non-Fossil Based Electricity And Steam
Fuel
Reduced
CO_2

LOW CARBON CYCLE
MIDWEST USA



CO^2
SUSTAINABLY GROWN
RAW MATERIALS
SUSTAINABLE
FERTILIZER
SEQUESTRATION
I'M NOT FOOD
>2 lbs of CO2 sequestered per gallon[1], but could be much higher according to recent reports
BIOGAS
BIOGAS PLANT
MANURE
WIND POWER
BIOFUEL
PLANT
DAIRY, BEEF, POULTRY
& PIG TO FOOD
PROTEIN AND FEED
10 lbs of protein/feed per gallon of hydrocarbon fuel
100% of nutritional value is captured and put into the food chain

Sheehan, et al, 2017; Mueller, et al, 2019; Indigo reports that 10-15X more could be sequestered

CELLULOSIC FEEDSTOCKS ARE ENABLED

Enables Potential Global Scale



CO_2
Sequestration
Biofuel Plant
Combined Heat and Power Plant

praj

Cane, Molasses, Bagasse, Rice Straw, Wheat Straw, Corn Stover



Renmatix

Wood, Forestry Residues, Slash, Stover



WE CAN GET TO VERY LOW CARBON FOOTPRINTS

And get paid for it



PETRO-JET
80 G/MJ FUEL CO2 EMISSIONS
REPLACE CARBON FEEDSTOCK SOURCE
REPLACE FOSSIL ENERGY SOURCES
0 G/MJ FUEL CO2 EMISSIONS
CAPTURE SOIL CARBON



Below this line is where Gevo wants to be
Current CI vs. Feedstock
Fuel Type
Ethanol
Current CI
90
80
70
60
50
40
30
20
Corn
Molasses
Sorghum
Feedstock

The carbon footprint has potential to be driven to negative with agricultural practices or with more renewable natural gas (RNG)

OUR FARMERS ARE VERY GOOD, AND WE CAN MAKE THEM BETTER

Measure, Improve, Reward


ISCC PLUS Certified Farm (49gCO2e/kg)
Carbon Footprint of Gevo's Individual Farmers
Create Market Rewards for Improvements
US avg (GREET) 371 gCO2 eq per kg grain
Survey avg 167 gCO2 eq per kg grain
gCO2eq per kg of dry grain
Electricity
LPG/NG
Lime
Diesel
Ag chemicals
Fertilizer
Soil N
Soil C seq
Total vs #
Soil C seq vs #
None
Farm

- Already lower than the US average by 50%
  - Precision agriculture
  - Low till/notill planting
  - Moving to manure based fertilizer
- Future upside potential

Rewarding farmers for improvement should lower the carbon footprint

gevo

HOW TO REVERSE GHG'S AND GENERATE PROTEIN FOR FOOD CHAIN



Fossil Fuel
All Farms 2017
Reduced Till Farms
No Till Farms
Carbon Capture Farms
Waste wood, straw, residues
94
23
-8
-36
-130
6
100
50
0
-50
-100
-150
gCO2e/ MJ Hydrocarbon
EU RED II Threshold

Agriculture improvements are practical and being done

- We fully expect to be able to meet RED II, RSB, and ISCC requirements
- Agricultural improvements can lead to sequestered carbon in the right systems
- Agricultural improvements frequently lead to higher yield and more protein

Companies such as Indigo, Farmers Business Network, and Locus, believe that soil carbon capture can be dramatically increased leading to orders of magnitude increase by building root systems. If true the amount of carbon capture per gallon could be in the 10's of kgs per gallon. We are working with these companies to figure it out.

HOW TO ACHIEVE PROFITABILITY AND GET ON THE PATH TO A MULTI-BILLION DOLLAR BUSINESS


Biofuel
powered.

THE AVIATION INDUSTRY HAS AN OPPORTUNITY… AND A PROBLEM

They are expecting to experience strong growth….
but, they have promised to hold GHG emissions flat from 2020 onward

World Jet Fuel Demand



Year over Year Projected Jet Fuel Demand Growth: ~3BGPY
180.00
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040
30BGPY Needed within 10 years
Growth that the airlines industry[L] intends to be offset for GHG's



The New York Times

Opinion

FREE TRIAL | LOG IN

EDITORIAL

Jets Will No Longer Get a Free Ride on Carbon Emissions



The New York Times

U.N. Agency Proposes Limits on Airlines' Carbon Emissions

After more than six years of negotiations, the global aviation industry agreed on Monday to the first binding limits on carbon dioxide emissions, tackling the fastest-growing source of greenhouse gas pollution.

GEVO JET FUEL


Alaska




virgin america
Virgin


PRODUCTS WORK, WE ARE BUILDING EXPERIENCE

FLYGREEN
Fueled by Gevo



CHICAGO O'HARE
VAN NUYS
FARMINGDALE
NEW YORK
AIRPORT
FARNBOROUGH AIRPORT
BRISBANE AIRPORT

Lufthansa
UNITED
ATLAS AIR
KINDER MORGAN
ETIHAD AIRWAYS
KOREAN AIR
air bp
CATHAY PACIFIC

AVFUEL
VNAA
PHILLIPS 66
IBAC
JAL
ASIG
NATA

EMBRAER
BOMBARDIER
DASSAULT AVIATION
Gulfstream

World Fuel Services
PIAGGIO
Cessna
CIRRUS AIRCRAFT

Virgin australia
Queensland Government
CALTEX
VIVA Energy Australia

WE INTEND TO REPLACE THE "WHOLE GALLON" OF GASOLINE

Starting with Isooctane

- Key ingredient. It works; we are making it and selling it
- Small engine, packaged fuels, engine OEM and racing






Haltermann Carless

BCD

TOTAL

bp

gevo

Low carbon and clean (low sulfur, low aromatics, low olefins)

Certificate of Analysis

Product Code: IBF007

Product Description: Renewable Isooctane

Tests	Method	Specification	Results
Appearance at 60°F (15°C)	Visual	Bright and Clear	Pass
Density @ 60°F (lb/gal)	ASTM D4052	Report	5.88
Bio Content	ASTM D6866	>95%	>95%
Water (mg/kg)	ASTM D06304	<150 ppm	91 ppm
Olefin	ASTM D1319	<5.0%	0.0%
Sulfur Content (mg/kg)	ASTM D5453	<10.0%	<0.16 ppm
Reed Vapor Pressure	ASTM D5191	Report	1.7 psi
Research Octance Number (RON)*	ASTM D2699	>95	98.0
GC Analysis - C8 Content	Gevo F36	>95%	96.1%

* Performed by Inspectorate Labs, 6175 Highway 547, Beaumont, Texas 77705-7657 Phone: 409-212 9322

ISOOCTANE IN PERFORMANCE FUELS

Start with high value niche

Up to 4MGPY under take-or-pay contract


RedBull
MODIFIED MAG




CAT
22

Haltermann Carless

ISOBUTANOL AS A GASOLINE BLENDSTOCK

Isobutanol delivers better properties than other renewable alcohol blendstocks

- Higher energy (potential for more miles per gallon)
- Less corrosivity (less wear and tear on certain types of engines)




ETHANOL FREE
CONTAINS UP TO 10% ETHANOL
DIESEL
PREMIUM
REGULAR
SUPER
Diesel
87
87
89
93

Ethanol Free Gasoline in Houston


Ethanol Free: ~7BGPY*
Ethanol Containing Gasoline: ~133 BGPY*
Market Size: ~140 BGPY*

Focus is to develop markets and deployment channels in key markets where ethanol free gasoline is in demand

*Sources: US DOE – gasoline, US EPA/American Petroleum Institute: E0 market size, Stillwater consulting

WE CAN BE COST COMPETITIVE WITH COMMODITY PETRO-BASED FUELS AND OTHER HYDROCARBON PRODUCTS



RINS
LCFS
EU RED
Mandates
Other
Margins and Returns on CapEx
Green Value
Green Value
Premium
Market Price of Petro-Based Product
COGS of Low Carbon Product
Net Selling Price of Low Carbon Product
Price of Fossil Carbon Fuel Product
Price of Renewable Low Carbon Fuel Product
Net Price of Renewable Low Carbon Fuel Product

- Carbon value is more reliable because of LCFS and EU RED policies
  - Debt providers have indicated that they are more comfortable with ongoing value of carbon
- We have contracted about 50% of our planned expansion for IBA and hydrocarbon, and we expect to complete the rest of the volume in the near term

The information on this page is illustrative and the graphs are not to scale. The selling prices are dependent on a number of known and unknown factors, including, but not limited to, the price of oil, the price of comparable oil-based products, renewable or "green" carbon value, and the laws and regulations affecting renewable carbon value.

RENEWABLE HYDROCARBONS SHOULD EVENTUALLY BE LESS EXPENSIVE



Takes a combination of oil price and "green value"
Price
Petro Fuel
Potential Renewable Hydrocarbon Fuel Net Price*
Time

Our Technology and Products

Process and products proven to work



MAKING PRODUCTS

1 Million Liter Fermenter



Hydrocarbon Production* Silsbee, TX



Ethanol and IBA Production - Luverne, MN




ISOBUTANOL
ISOBUTYLENE
OLEFINS
HYDRO-CARBONS
I-BuOH
DEHYDRATION
3-PHASE SEPARATOR
WATER
OLIGOMERIZATION
HYDROGENATION
DISTILLATION
ISOOCTANE
JET FUEL

* Operated in Partnership with South Hampton Resources, Inc.

CURRENT PRODUCTION & PRODUCTS



Isobutanol/Ethanol Plant
Luverne, MN



Renewable Hydrocarbon Plant
South Hampton Resources - Silsbee, TX

Products Sold



~100 Million lbs./ yr.
Animal Feed



~3 Million lbs./ yr.
Industrial Corn Oil


IBA

~1.5 MGPY
IBA


JET

~50KGPY
Isooctane


IO

~ 50KGPY
Jet Fuel


EtOH

~20 MGPY
EtOH

Approximate Capacities

STEP 1-ROAD MAP TO SCALE: SET UP LUVERNE FOR LOW CARBON ALCOHOL PRODUCTION, ADD 1 MGPY HYDROCARBON CAPACITY TO IMPROVE PROFITABILITY



Wind Electricity and Combined Heat and Power (CHP) (already in deployment)
Biogas from Gevo Energy (in development)
1 MGPY Hydrocarbon Plant (ready to deploy)
Shockwave Dry Frac (already deployed)



Hi-Protein

Bran Feed

DDGs Feed

~100 Million lbs./ yr. Feed Products



~3 Million lbs./ yr. Food Grade Corn Oil



IBA
JET
IO
EtOH

~1.5 MGPY IBA

~500 kGPY Jet Fuel

~500 kGPY Isooctane

~20-26 MGPY EtOH

STEP 1: THE PATH TO IMPROVED PROFITABILITY

Potential corporate structure and financing

We are working to raise $40M debt:
Refi of Sr Secured Debt ~$15M
1MGPY Hydrocarbon plant: $16M
Investment in Gevo Energy and other projects: Up to $9M
LOI is in place with potential lender



GEVO, INC
EBITDA
Equity
Technology
Engineering
Project Development
EBITDA
RNG Offtake
RNG To Pipeline
Equity
Engineering
Project Development
Possible Third Party Equity
Juhl Energy (Wind Energy Project) In development, on track
Agri-Energy (existing ethanol and IBA plant)
RNG Offtake
Gevo Energy (RNG Project Co) In development
Project Debt
1 MGPY Hydrocarbon LLC In development Offtake contract complete Start construction when financed
Potential Project Debt
Digestor 1 LLC In development
Digestor 2 LLC In development

LOI in place with potential lender for USDA Loan Guarantee: $24M additional debt lenders evaluating the opportunity

Just doing this, the RNG and wind, along with dry frac to make value added feed products, and the 1 MGPY hydrocarbon plant provides a potentially faster route, and more certain route to a) mitigating the burn needed to develop large scale IBA, Jet and Isooctane opportunities, and b) potentially even making Gevo profitable (depending on how it plays out)

gevo

STEP 2-ROAD MAP TO SCALE:
BUILD OUT LARGE SCALE IBA AND HYDROCARBONS (JET AND ISOOCTANE)


Wind Electricity and Combined Heat and Power (CHP) (already in deployment)
New IBA Fermenters
1 MGPY Hydrocarbon Plant
10-12 MGPY Hydrocarbon Plant
Biogas from Gevo Energy
Anaerobic Digestion
Shockwave Dry Frac



Hi-Protein

Bran Feed

DDGs Feed

~200 Million lbs./ yr.
Feed and related products



~6 Million lbs./ yr.
Food Grade Corn Oil


IBA
JET
IO
EtOH

~1-3 MGPY IBA

~8 MGPY Jet Fuel

~2 MGPY Isooctane

~20-26 MGPY EtOH

Approximate expected capacities and locations for unit operations are illustrative and based on our current plans which are subject to change.

STEP 2: THE PATH TO LARGE GROWTH

Potential corporate structure and financing


GEVO, INC
EBITDA
Equity
Technology
Engineering
Project Development
EBITDA
RNG Offtake
RNG To Pipeline
Equity
Engineering
Project Development
Possible Third Party Equity
Project Debt
Juhl Energy (Wind Energy Project) In development, on track
Agri-Energy (existing ethanol and IBA plant)
RNG Offtake
Gevo Energy (RNG Project Co)
In development
Potential Project Debt
1 MGPY Hydrocarbon LLC
In development
Offtake contract complete
Start construction when financed
Digestor 1 LLC
In development
Digestor 2 LLC
In development
Potential Project Debt
18 MGPY IBA
12 MGPY LLC
In development
~50% of Offtake Contracts Complete
Digestor 3
Follow-on Stage
Prelim Development
Future Digestor LLCs
Future Expansion
Part 2: Build out of Luverne anticipated to be project financed. Total project is projected to be about $140-150M. Lenders/partners doing diligence

STEP 3: GROW AND LICENSE

BUILD OUT STRATEGIES	
Side-by-Side /Retrofit	• Side-by-Side at Luverne facility validates the model of isobutanol/ethanol co-production • Opportunities exist to completely retrofit and transform underperforming ethanol plants
Greenfields/ Brownfields	• 6 projects in discussion for projects other than Luverne, 2 with MOU's in place

NORTH AMERICAN MARKET	INTERNATIONAL MARKET
Blended business model • Own and operate Luverne facility • Potentially build additional capacity at Luverne facility **Licensing model** • Leverage balance sheets of others	**Licensing model** • Praj and Gevo have complete the Process Design Package for molasses as a feedstock • Currently negotiating licenses Initial target licensees located in India



PLAN FOR REVENUE GROWTH[1]

	Step 1		Step 2		Step 3	
	PROJECTED 2021		PROJECTED Earliest could be 2023/2024		TBD	
	Value added products and deploy low carbon energy at Luverne plant		Expand Luverne plant to achieve economies of scale for IBA, Jet Fuel, and Isooctane		Future large IBA plant with 26 MGPY hydrocarbons	
Product	**Sales**	**Revenue[2] ($MM)**	**Sales**	**Revenue[2] ($MM)**	**Sales**	**Revenue[2] ($MM)**
Ethanol (MGPY)	20-23 MGPY	$35-40	20-26 MGPY	$35-40		
Gevo Energy RNG[5]			400kmmbtu	$20-25	400kmmbtu	$20-25
IBA	300 kGPY	$1-2	2 MGPY	$5-7	5 MGPY	$12-15
Hydrocarbons	1 MGPY[4]	$12-15	10 MGPY	$50-60	26 MGPY	$120-135
Protein, Feed, Food Products, other products	50-70 kt	$15-20	100-130 kt	$15-20	100-130 kt	$15-25
Total	Total	$63-77	Total	$125-152	Total	$167-200

Step 1:
- Addition of Shockwave Dry Frac
- Add wind electricity and RNG for energy

Step 2:
- Add 14-18 MGPY IBA capacity and 10 MGPY hydrocarbon capacity to Luverne

Step 3:
- 40 MGPY IBA capacity with 26 MGPY hydrocarbons

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All revenue and capacity projections are subject to change and based upon current assumptions and expectations. The revenue and capacity projections are subject to a number of assumptions and factors that could cause actual results to differ materially from those depicted on this slide, including our ability to expand our production capabilities to produce products in the capacities depicted on this slide, demand for our products from customers and in some cases entering into binding off-take agreements with customers, or receiving the appropriate financing in the needed amounts and timing.
2. Revenue projections could change depending on a number of known and unknown factors including, but not limited to, the price of oil, the value of renewable carbon, demand for our products and contractual negotiations with our customers.
3. Only if we deploy the 1 MGPY hydrocarbon plant at Luverne, having successfully financed it
4. Only includes the RNG sold to the market, the balance of ~350,000 mmBtu expected to be used in Gevo processes to lower carbon intensity of biofuels. The 400kmmBtu sold as RNG to the market may vary depending upon intercompany need to lower CI.

BUSINESS SUMMARY

The Problem:

- Fossil fuels emit fossil greenhouse gasses (GHGs)
- Companies want to mitigate liability
- Governments want to reduce GHG emissions
- Consumer's care about pollution and want GHGs addressed

The Solution:

- "Decarbonize." Lower the carbon footprint of fuels by replacing the fossil carbon with "green" carbon. Use renewable energy in the production of mainstream liquid fuel products with enhanced properties: Isobutanol (IBA), jet fuel, isooctane for renewable gasoline.
- **Gevo has proven proprietary technology to "decarbonize" IBA, jet fuel and isooctane for renewable gasoline**

Business Strategy:

- Gevo has shown that the technologies work and that products have potential to meet the market needs
- Aggregate the demand of renewable IBA, jet fuel, and hydrocarbons and work to secure financeable off-take that support project financing for the build-out of IBA, jet fuel and isooctane.
- Use low carbon ethanol to improve profitability and establish plant site infrastructure for expansion to make larger scale low carbon IBA, jet fuel and isooctane. With low CI ethanol, we expect to reduce our cash burn (GSA&RD) over the next two years, potentially even becoming profitable on a Cash EBITDA[1] basis, depending on spend needed for IBA and Hydrocarbons.
- Build out IBA, jet, and isooctane, with project financing (currently targeting 30% equity and 70% debt). Luverne production site would be expected to have potential to achieve over $100 M per year revenue and Gevo could become profitable on a Cash EBITDA[1] basis. Establish growth in multiple markets by producing and selling products.
- License technology establishing large production facilities in other regions of the world

1 Cash EBITDA is a non-GAAP measure and is calculated by adding depreciation and non-cash stock compensation to GAAP loss/income from operations.

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